UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2010

China Electric Motor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34613	26-1357787
(State or Other Jurisdiction	(Commission File Number)	IRS Employer Identification No.)
of Incorporation)

Sunna Motor Industry Park, Jian’an, Fuyong Hi-Tech Park, Baoan District, Shenzhen, Guangdong, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code	86-755-81499 9969

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer

On June 8, 2010, the Board of Directors of China Electric Motor, Inc. (the “Company”) appointed Hueng Sang (“Dexter”) Fong, age 50, as the Company’s Chief Financial Officer and Corporate Secretary effective June 10, 2010, replacing Haixia Zhang, who will remain with the Company as Corporate Controller.

Heung Sang Fong has served as a director of the Company since January 2010.  From February 2009 to March 2010, Mr. Fong served as the Chief Financial Officer and as a Director of Apollo Solar Energy, Inc. (OTCBB: ASOE).  From December 2006 to January 2009, Mr. Fong served as the Executive Vice President of Corporate Development of Fuqi International, Inc. (NASDAQ: FUQI).  From January 2004 to November 2006, Mr. Fong served as the managing partner of Iceberg Financial Consultants, a financial advisory firm based in China that advises Chinese clients in capital raising activities in the United States. From December 2001 to December 2003, Mr. Fong was the Chief Executive Officer of Holley Communications, a Chinese company that engaged in CDMA chip and cell phone design. From March 2002 to March 2004, he served as Chief Financial Officer of Pacific Systems Control Technology, Inc. From May 2001 to November 2001, Mr. Fong was the Director of Finance of PacificNet, Inc., a customer relationship management, mobile internet, e-commerce and gaming technology based in China. From December 1998 to April 2001, he was the Group Financial Controller of Oregon Scientific, a wholly-owned subsidiary of IDT, a Hong Kong Stock Exchange-listed company. Mr. Fong is a U.S. CPA and has held various positions in such capacity with accounting firms in the United States and Hong Kong, including Deloitte and Touche, Ernst and Young, and KPMG Peat Marwick. Since March 2010, Mr. Fong has served as Director of Rongfu Agriculture, Inc. (OTCBB: RNFU). Since July 2006, Mr. Fong has served as an independent director of a Hong Kong public company, Universal Technology Inc. (HK:8091). Since July 2007, Mr. Fong has also served as a director and audit committee chairman, for each of Diguang International Development Co., Ltd. (OTCBB: DGNG) and Kandi Technology Corp. (NASDAQ-CM: KNDI). Mr. Fong served as independent director of Zhaoheng Hydropower (ZHYLP.PK) from June 2008 to May 2009.  Mr. Fong graduated from the Hong Kong Baptist College with a diploma in History in 1982. He also received an MBA from the University of Nevada at Reno in 1989 and a Masters degree in Accounting from the University of Illinois at Urbana Champaign in 1993. Mr. Fong’s long and varied business career, including service as a CFO and director of a publicly-traded company, as well as his significant financial and accounting experience as a U.S. CPA and knowledge of the capital markets qualify him to serve on the Company’s Board of Directors.

On June 10, 2010, the Company entered into an amended and restated employment agreement with Mr. Fong regarding his employment by the Company as its new Chief Financial Officer (the “Agreement”).  Pursuant to the Agreement, Mr. Fong will be entitled to a base salary at an annual rate of $100,000, as well as reimbursement for the cost of standard corporate-style healthcare insurance coverage and for reasonable travel, hotel, entertainment, and other business related expenses. Mr. Fong is entitled to accrue twenty-one (21) days of paid leave each year, with a total maximum accrual of thirty (30) days.

The Company agreed that within five business days after the approval of an equity incentive plan (the “Plan”) by the Company’s stockholders, it will grant 150,000 shares of Common Stock of the Company to Mr. Fong, which shall be immediately vested upon the date of grant.  The Company also agreed to grant to Mr. Fong an additional 300,000 shares of the Company’s common stock on January 31, 2012, with 250,000 of such shares to vest immediately upon the date of grant and 50,000 of such shares to vest on May 31, 2012.  Additional terms and conditions of the grants of shares shall be determined by the Company’s Board of Directors in accordance with the Plan at the time of the grants and set forth in a stock grant agreement to be executed by the Company and Mr. Fong.

The initial term of the employment agreement is twenty-four (24) months, with automatic one-year extensions, unless either party provides ninety (90) days written notice of termination prior to the expiration of then current term.  Mr. Fong may terminate the Agreement for any reason upon thirty (30) days written notice to the Company.  The Company may terminate the Agreement immediately for Cause (as defined in the Agreement) and upon thirty (30) days written notice to Mr. Fong without Cause.  In the event Mr. Fong’s employment with the Company is terminated, the Company will pay Mr. Fong on the date of termination only the amount of his salary that is earned but unpaid as of the date of termination, in addition to any accrued but unused paid leave and any unreimbursed business expenses incurred as of the date of termination.  In the event of Mr. Fong’s termination of the Agreement for Good Reason (as defined in the Agreement), the Company will also pay to Mr. Fong a severance payment in an amount equal to three (3) months of Mr. Fong’s annual salary at the time of termination.  In the event of Mr. Fong’s termination by the Company without Cause, Mr. Fong will also receive a severance payment in an amount equal to Mr. Fong’s salary at the time of termination for the remainder of the then-current term of the Agreement.

There are no arrangements or understandings between Mr. Fong and any other persons pursuant to which Mr. Fong was selected as Chief Financial Officer and Corporate Secretary.  Mr. Fong has not been party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Fong and any director or executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

On June 11, 2010, the Company issued a press release announcing the appointment of Mr. Fong as the Company’s Chief Financial Officer.

A copy of the June 11, 2010 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement with Heung Sang Fong dated as of June 10, 2010.
99.1	Press release dated June 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.

Date: June 10, 2010	By:	/s/ Yue Wang
	Name:	Yue Wang
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement with Heung Sang Fong dated as of June 10, 2010.
99.1	Press release dated June 11, 2010.